UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   ☑

Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐ ☐	Definitive Additional Materials Soliciting Material Under Rule 14a-12

DIGITAL POWER CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

DIGITAL POWER CORPORATION

48430 Lakeview Blvd

Fremont, CA 94538

(510) 657-2635

November 16, 2016

Dear Shareholder:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders of Digital Power Corporation to be held at 10:00 a.m., Pacific Time, on Wednesday, December 28, 2016 at our corporate offices located at 48430 Lakeview Blvd, Fremont, California 94538.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, please vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Digital Power Corporation, 48430 Lakeview Blvd, Fremont, CA 94538, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions to ensure your shares will be represented. Your vote by written or electronic proxy will ensure your representation at the annual meeting regardless of whether or not you attend in person.

We look forward to seeing you at the annual meeting.

/s/ Amos Kohn

Amos Kohn

President and Chief Executive Officer

Fremont, California

DIGITAL POWER CORPORATION

48430 Lakeview Blvd

Fremont, CA  94538

(510) 657-2635

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On December 28, 2016

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Shareholders of Digital Power Corporation, a California corporation, will be held at our corporate headquarters, located at 48430 Lakeview Blvd, Fremont, California 94538, on Wednesday , December 28, 2016 at 10:00 a.m., Pacific Time, for the purpose of considering and acting on the following:

1.	To elect our Board of Directors, consisting of five directors, each to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified;

2.	To hold an advisory vote on executive compensation as disclosed in the proxy statement;

3.	To approve the Digital Power Corporation 2016 Stock Incentive Plan; and

4.	To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the meeting and at any adjournments or postponements thereof is November 8, 2016. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection at our principal executive offices for a period of ten days before the meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, please vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Digital Power Corporation, 48430 Lakeview Blvd, Fremont, CA 94538, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

By Order of the Board of Directors

/s/ Amos Kohn

Amos Kohn

President and Chief Executive Officer

November 16, 2016

Fremont, California

DIGITAL POWER CORPORATION

48430 Lakeview Blvd

Fremont, CA  94538

(510) 657-2635

PROXY STATEMENT

FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this Proxy Statement to you in connection with our 2016 Annual Meeting of Shareholders to be held on Wednesday, December 28, 2016 at 10:00 a.m., Pacific Time, at our corporate headquarters located at 48430 Lakeview Blvd, Fremont, California 94538 and at any adjournments or postponements thereof. The matters to be considered and acted upon are (i) the election of our Board of Directors (“Board”), consisting of five directors, to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified; (ii) to hold an advisory vote on executive compensation as disclosed in the proxy statement; (iii) to approve the Digital Power Corporation 2016 Stock Incentive Plan; and (iv) such other business as may properly come before the annual meeting.

We use several abbreviations in this Proxy Statement. All references in this Proxy Statement to “we,” “us,” “our,” “Digital Power” or “the Company” shall mean Digital Power Corporation. The enclosed proxy is solicited on behalf of the Board of Digital Power and is revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with your instructions, if any. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including audited financial statements, is included herewith. Such Annual Report and financial statements are not a part of this Proxy Statement.

This Proxy Statement was first sent or given to shareholders on November 17, 2016.

QUESTIONS AND ANSWERS ABOUT THE MEETING

What is the purpose of the 2016 Annual Meeting of Shareholders?

The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the Board, to hold an advisory vote on executive compensation, and to approve the 2016 Stock Incentive Plan.

Who is entitled to vote?

Only shareholders of record at the close of business on the record date, November 8, 2016 (the “Record Date”), are entitled to vote at the annual meeting, or at any adjournments or postponements of the annual meeting.

What are the Board’s recommendations on the proposals?

The Board recommends a vote FOR each of the proposals.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Digital Power Corporation, 48430 Lakeview Blvd, Fremont, CA 94538, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card(s) or vote in person. If your shares are held by your broker or bank, in “street name”, then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, then your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

Yes.  You have the right to revoke your proxy at any time before the annual meeting by notifying our Corporate Secretary in writing at Digital Power Corporation, 48430 Lakeview Blvd, Fremont, California 94538, voting in person, or returning a proxy card with a later date.  Those voting by internet or by telephone may also revoke their proxy either by voting in person at the annual meeting or by voting and submitting their proxy at a later time by internet or by telephone.  If you have instructed a broker to vote your shares, you must follow your broker’s directions in order to change those instructions.

Who will count the vote?

Our Corporate Secretary will count the votes and act as the inspector of election. Computershare Transfer & Trust is our transfer agent for our common stock. Computershare Transfer & Trust will tally the proxies and provide this information at the time of the annual meeting.

What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, then you will receive more than one proxy card. Complete, sign and return all proxy cards, or electronically transmit all proxy cards, to ensure that all your shares are voted. We encourage you to have all accounts registered under the same name and address whenever possible. You can accomplish this by contacting our transfer agent, Computershare Trust Company, located at 250 Royall Street Canton, MA 02021, phone (800) 962-4284, or, if your shares are held by your broker or bank in “street name”, by contacting the broker or bank who holds your shares.

How many shares can vote?

Only shares of common stock may vote. As of the Record Date, there were 6,775,971 shares of common stock issued and outstanding.

Each share of common stock is entitled to one vote.  However, with respect to the election of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate or distribute such votes among as many candidates as he or she deems appropriate.  A shareholder may cumulate votes only for a candidate or candidates whose name(s) has/have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination.  Our designated proxy holders have discretionary authority to cumulate votes represented by the proxies received in the election of directors. These proxy holders intend to vote all proxies received by them in such manner that will assure the election of as many of the nominees described under “Proposal No. 1 - Election of Board of Directors” as possible.

What is a “quorum”?

A “quorum” is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the annual meeting. For the purposes of determining a quorum, shares held by brokers or nominees for whom we receive a signed or electronically transmitted proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter, or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

For the election of the Board, once a quorum has been established, the nominees for director who have received the most votes will become directors. Holders owning a majority of the shares present or represented and entitled to vote at the annual meeting must approve the advisory vote on executive compensation and 2016 Stock Incentive Plan.

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, then the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

How will we solicit proxies?

We will distribute the proxy materials and solicit votes. We will also bear the cost of soliciting proxies. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting, and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited by our directors, officers, and employees, without additional compensation, in person, by telephone, by facsimile or by internet.

PROPOSAL NO. 1

ELECTION OF BOARD OF DIRECTORS

General

Our bylaws permit our Board to fix by resolution the number of authorized directors, with a minimum of five directors and a maximum of nine directors. As of the date of this Proxy Statement, our directors are Amos Kohn, Robert O. Smith, Moti Rosenberg, Kristine Ault, and William Horne.

Our Board has approved the nomination of Amos Kohn, Robert Smith, Moti Rosenberg, Kristine Ault and William Horne for election as directors at the 2016 Annual Meeting, each to serve until the 2017 Annual Meeting or until his earlier death, resignation or removal. Amos Kohn, Robert Smith, Moti Rosenberg, Kristine Ault, and William Horne are currently serving as directors. Below is information concerning such nominees, including information as to their age and business experience as of the Record Date. Unless otherwise instructed, our designated proxy holders will vote the proxies received by them for the five nominees named below. If any of our nominees are unable or decline to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. Each nominee has agreed to serve as a director, if elected.

Nominees for the Board of Directors

Amos Kohn

Amos Kohn has served as a member of our Board since 2003, and as our President and Chief Executive Officer since 2008. From March 2011 until August 2013 Mr. Kohn also served as interim Chief Financial Officer. Mr. Kohn has more than 20 years of successful global executive management experience, including multiple C-level roles across private and established, publicly-traded companies. Mr. Kohn has successfully managed cross-functional teams, driven corporations to high profitability, built customer loyalty and led businesses through expansion and sustained growth. His areas of expertise include operations, technology innovation, manufacturing, strategic analysis and planning and M&A. Mr. Kohn was Vice President of Business Development at Scopus Video Networks, Inc., a Princeton, New Jersey company that develops and markets digital video networking products (2006-2007); Vice President of Solutions Engineering at ICTV Inc., a leading provider of network-based streaming media technology solutions for digital video and web-driven programming, located in Los Gatos, California (2003-2006); Chief Architect at Liberate Technologies, a leading company in the development of a full range of digital media processing for telecom and cable TV industries, located in San Carlos, California (2000-2003); and Executive Vice President of Engineering and Technology at Golden Channel & Co., the largest cable television multiple-systems operator (MSO) in Israel, where he had executive responsibility for developing and implementing the entire nationwide cable TV system (1989-2000). Mr. Kohn holds a degree in electrical and electronics engineering and is named as an inventor on several United States and international patents. We believe that Mr. Kohn’s extensive executive-level management experience in diversified industries, including, but not limited to, power electronics, telecommunications, cable television, broadcast and wireless, as well as his service as a director on our board since 2003, give him the qualifications and skills to serve as one of our directors.

Robert O. Smith

Robert Smith served as a member of our Board from November 2010 until May 2015, and served as a member of our Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. From 2004 to 2007, he served on the Board of Directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of the Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of the Board, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

Moti Rosenberg

Moti Rosenberg has served as member of our Board since June 2015. Mr. Rosenberg has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.'s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including platoon, company, battalion, and brigade commander, head of the training center for all IDF infantry, and head of the Air Force's Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. We believe that Mr. Rosenberg’s business background give him the qualifications to serve as one of our directors.

Kristine Ault

Kristine Ault is a seasoned business woman who has served as the managing member of a private holding company that make equity investments in other operating businesses since 2011 and has served as a member of our Board since October 2016. Prior to that, she worked in the finance department of Strome Securities, L.P. in Santa Monica, California. Ms. Ault was appointed as Trustee for a private trust in 1997 and currently administers four private trusts. Her work experience ranges from ABC Cable Networks to the vineyards of Sonoma and Napa Valley. Ms. Ault holds a B.A degree in Radio-Television-Film and minor in Business Administration from California State University Northridge. She also received an A.A in Natural Sciences and Mathematics from Napa Valley College. We believe that Ms. Ault's experiences, attributes and abilities in business administration and accounting with equity investments give her the qualifications and skill set to serve as one of our directors.

William B. Horne

William B. Horne has served as the Chief Financial Officer of Targeted Medical Pharma, Inc. (OTCBB: TRGM) since August 2013 and has served as a member of our Board since October 2016. Mr. Horne previously held the position of Chief Financial Officer in various companies in the healthcare and high-tech field, including OptimisCorp, from January 2008 to May 2013, a privately held, diversified healthcare technology company located in Los Angeles, California. Mr. Horne served as the Chief Financial Officer of Patient Safety Technologies, Inc. (OTCBB: PSTX), a medical device company located in Irvine, California, from June 2005 to October 2008 and as the interim Chief Executive Officer from January 2007 to April 2008. In his dual role at Patient Safety Technologies, Mr. Horne was directly responsible for structuring the divestiture of non-core assets, capital financings and debt restructuring. Mr. Horne held the position of Managing Member & Chief Financial Officer of Alaska Wireless Communications, LLC, a privately held, advanced cellular communications company, from its inception in May 2002 until November 2007. Mr. Horne was responsible for negotiating the sale of Alaska Wireless to General Communication Inc. (NASDAQ: GNCMA). From November 1996 to December 2001, Mr. Horne held the position of Chief Financial Officer of The Phoenix Partners, a venture capital limited partnership located in Seattle, Washington. Mr. Horne has also held supervisory positions at Price Waterhouse, LLP and has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Vote Required and Recommendation of the Board

Directors are elected by the affirmative vote of the holders of a plurality of shares present or represented and entitled to vote thereon at the annual meeting.

The Board recommends that shareholders vote FOR each of the nominees listed above.

Board Meetings and Committees

As of the date of this Proxy Statement, our Board is composed of five members and maintains the following three standing committees: (1) the Audit Committee; (2) the Compensation Committee; and (3) the Nomination and Governance Committee. The membership and the function of each of the committees are described below. Our Board may from time to time establish a new committee or dissolve an existing committee depending on the circumstances. Current copies of the charters for the Audit Committee, Compensation Committee, and Nomination and Governance Committee can be found on our website at www.digipwr.com.

During the year ended December 31, 2015, our Board held eight meetings, the Audit Committee held five meetings, the Compensation Committee held three meetings, and the Nomination and Governance Committee held three meetings (not including actions taken by unanimous written consent). During the year ended December 31, 2015, all of the directors attended at least 75% of the meetings of the Board held during their tenure and 75% of the meetings, if any, of the Board committees upon which they served and held during their tenure. We encourage, but do not require, our Board members to attend the annual meeting of shareholders. Two of our directors attended our 2015 Annual Meeting of Shareholders.

Audit Committee

Messrs. Smith, Rosenberg, and Horne currently comprise the Audit Committee of our Board, with Mr. Horne serving as chairman. Our Board has determined that each of the current and nominated members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE MKT (where our shares are currently listed). Our Board has also determined that each of Mr. Horne and Mr. Smith qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE MKT Rules.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion.

Compensation Committee

Messrs. Smith, Rosenberg, and Horne currently comprise the Compensation Committee of our Board, with Mr. Smith serving as chairman. Our Board has determined that each of the current and nominated members of the Compensation Committee meets the requirements for independence under the standards of the SEC and the NYSE MKT.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Chief Executive Officer and Chief Financial Officer; and administering our stock option plans and other benefit plans.

Nomination and Governance Committee

Messrs. Smith, Rosenberg, and Horne currently comprise the Nominating and Governance Committee of our Board, with Mr. Rosenberg serving as chairman. Our Board has determined that each of the current and nominated members of the Nominating and Governance Committee meets the requirements for independence under the standards of the SEC and the NYSE MKT.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of shareholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

While the Nominating and Governance Committee does not have a formal policy on diversity for members of the Board, it considers diversity when identifying Board candidates.  In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of shareholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the power-supply industry.  Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Consideration of Director Nominees

You may propose director candidates for consideration by the Company. Any such recommendations must comply with our bylaws and should include the nominee’s name and qualifications for Board membership. The recommendation should be directed to the Corporate Secretary, c/o Digital Power Corporation, 48430 Lakeview Blvd, Fremont, California 94538.

Code of Ethics

We have adopted a Code of Ethical Conduct that applies to our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. The Code of Ethical Conduct is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations.  The full text of our Code of Ethical Conduct is published on our website at www.digipwr.com.  We will disclose any substantive amendments to the Code of Ethical Conduct or any waivers, explicit or implicit, from a provision of the Code on our website or in a Current Report on Form 8-K.

Board Leadership Structure and Role in Risk Oversight

Our Board as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board our risks and the manner in which we manage or mitigate such risks. While our Board has the ultimate responsibility for our risk oversight, our Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities.  In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures; our Compensation Committee evaluates the risks associated with our compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives; and our Nomination and Governance Committee oversees risks associated with our Code of Ethical Conduct.

Director Independence

Our Board has undertaken a review of the independence of each director and director nominee and has determined that Messrs. Smith, Rosenberg, and Horne are independent, and that each director who serves on or is nominated for each of its committees is independent, as such term is defined by standards of the SEC and the NYSE MKT.

Director Compensation

During 2015, independent directors received $10,000 annually for serving on our Board. Directors are paid quarterly in arrears for their services. For 2016, the Company intends to pay each independent director $20,000 annually, other than Mr. Smith, who will receive $30,000 annually due to anticipated additional services to be provided by Mr. Smith as a lead independent director.

Subject to Board approval, upon joining our Board and following commencement of the fiscal year, independent directors may also receive a grant of an option under our 2012 Stock Option Plan to purchase 10,000 shares of our common stock. In addition, subject to Board approval, each independent director may be granted, from time to time, an option to purchase an additional 10,000 shares of our common stock. Options vest over a four-year period, 25% per year. Each option has an exercise price equal to the fair market value of our common stock on the grant date and a maximum term of ten years, subject to earlier termination upon the cessation of service as a director.

Former Chairman of the Board, Mr. Ben-Zion Diamant, will continue to receive a monthly consulting fee of $7,500 with no equity compensation until December 13, 2018, the expiration date of his consulting services agreement.

The table below sets forth, for each non-employee director, the total amount of compensation related to his service during the year ended December 31, 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ben-Zion Diamant (1)	$-	-	$50,037	-	-	$72,000	$122,037
Robert Smith (2)	$5,000	-	$1,100	-	-	-	$6,100
Aaron Ben-Ze’ev (3)	$5,000	-	$1,185	-	-	-	$6,185
Benjamin Kiryati (4)	$3,334	-	$-	-	-	-	$3,334
Haim Yatim (5)	$8,333	-	$833	-	-	-	$9,166
Israel Levi (6)	$5,000	-	$1,208	-	-	-	$6,208
Moti Rosenberg (7)	$5,000	-	$416	-	-	-	$5,416
(1)

On September 12, 2011, our Board approved the payment of monthly consulting fees of $6,000 to Ben-Zion Diamant, our prior Chairman of the. These fees were first paid on October 5, 2011 and have continued to be paid on a monthly basis since such date. The Board’s decision to approve these fees was based on a recommendation by the Compensation Committee, in consideration for Mr. Diamant’s services to us, including manufacturing advisory and corporate advisory services. Our obligation to pay the fees may be terminated at any time by further decision of the Board and will terminate upon a strategic transaction. On March 21, 2016, the Compensation Committee and Board approved an increase to the monthly consulting fee to Mr. Diamant to $7,500 effective as of March 21, 2016. The increase was approved in light of Mr. Diamant's increased capital raising and business development efforts on behalf of the Company. The Agreement provides that the consulting services currently provided by Mr. Ben-Zion Diamant to the Company will continue for a period of 18 months from the date of the Agreement for a monthly consideration of $7,500. Mr. Diamant resigned from the Board on September 22, 2016.

(2)	Mr. Smith joined the Board on November 16, 2010 and resigned on June 30, 2015. Mr. Smith re-joined the Board on September 22, 2016.

(3)	Mr. Ben Zeev joined the Board on July 24, 2014 and resigned on June 30, 2015.

(4)	Mr. Kiryati joined the Board on October 30, 2014 and resigned on February 26, 2015.

(5)	Mr. Yatim resigned as director on November 13, 2014 and was reappointed on March 3, 2015. Mr. Yatim resigned as a director on September 22, 2016.

(6)	Mr. Levi joined the Board on June 30, 2015 and resigned on September 22, 2016.

(7)	Mr. Rosenberg joined the Board on June 30, 2015.

Communications with the Board of Directors

If you wish to communicate with our Board or any Board committee or any member of the Board, please send a letter using the contact information provided below. Our Corporate Secretary will review each such communication and forward it to the appropriate Board member or members as he deems appropriate.

Write to the Board of Directors at:

Digital Power Corporation

48430 Lakeview Blvd

Fremont, CA  94538

Attention: Corporate Secretary

Fees and Services

The following table shows the aggregate fees billed to us for professional services by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited for the years ended December 31, 2015 and 2014:

	2015	2014
Audit Fees	$100,000	$112,000
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$100,000	$112,000

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of our financial statements for the years ended December 31, 2015 and 2014, for the reviews of the financial statements included in our quarterly reports on Form 10-Q during 2015 and 2014, and for other services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under "Audit Fees," and generally consist of fees for other engagements under professional auditing standards, accounting and reporting consultations, internal control-related matters, and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

All Other Fees. This category includes the aggregate fees billed in each of the last two years for products and services provided by the independent auditors that are not reported above under "Audit Fees," "Audit-Related Fees," or "Tax Fees."

The Audit Committee’s policy is to pre-approve all services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. Our independent auditors are required to report periodically to the Audit Committee regarding the extent of services they provide in accordance with such pre-approval.

REPORT OF THE AUDIT COMMITTEE

In accordance with Securities and Exchange Commission regulations, this Audit Committee report is not deemed to be filed with the SEC.

The Audit Committee oversees the financial reporting process for Digital Power on behalf of the Board.  In fulfilling its oversight responsibilities, the Audit Committee reviews Digital Power’s internal accounting procedures, consults with, and reviews the services provided by, Digital Power’s independent auditors, and makes recommendations to the Board regarding the appointment of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from Digital Power and its management. The independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

The Audit Committee has also met and discussed with Digital Power’s management, and with its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Digital Power, and the selection of Digital Power’s independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditors’ judgments regarding any and all of the above issues.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee of the Board of Directors of

Digital Power Corporation

Robert O. Smith

Moti Rosenberg

William Horne

PROPOSAL NO. 2

Advisory vote on executive compensation ("SAY-ON-PAY")

We are seeking an advisory vote from our shareholders to approve the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

You have the opportunity to vote “for” or “against” or to “abstain” from voting on the following non-binding resolution relating to executive compensation:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in Digital Power Corporation's proxy statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion of this proxy statement.”

In deciding how to vote on this proposal, you are encouraged to review the compensation tables and narrative discussion in this proxy statement regarding the Company's named executive officers, Amos Kohn, who currently serves as the Company's President and Chief Executive Officer, and Uri Friedlander who currently serves as the Vice President of Finance, Chief Accounting Office (since October 2015). Our executive compensation program utilizes elements including base salary, management bonus, grants of ordinary shares, and health and other benefits to achieve the following goals:

●	attracting, retaining, motivating, and rewarding highly talented, entrepreneurial, and creative executives;

●	aligning and strengthening the mutuality of interests between our executives and our shareholders; and

●	providing total compensation to executives that is internally equitable, competitive with peer companies, and driven by individual, departmental, and corporate performance.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or the Company, the Compensation Committee values the opinions of the Company’s shareholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding the Company’s executive compensation program.

Vote Required and Recommendation of the Board

The affirmative vote of a majority of the shares voting is required to approve the advisory vote on executive compensation. This proposal is not binding.

The Board recommends that shareholders vote FOR approval of the advisory vote on executive compensation.

 PROPOSAL NO. 3

APPROVAL OF DIGITAL POWER CORPORATION 2016 STOCK INCENTIVE PLAN

The authorization and approval of the Company’s 2016 Stock Incentive Plan (the “2016 Stock Incentive Plan”) which provides for the issuance of 4,000,000 shares of the Company’s Common Stock.

Background

You are being asked to approve the adoption of our 2016 Stock Incentive Plan, (the “2016 Stock Incentive Plan”). Under the 2016 Stock Incentive Plan options to acquire up to 4,000,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants. The Board believes that stock options are an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the stock option program by employees at all levels and by directors, officers and consultants. We believe that the stock option program is important in order to maintain our culture, employee motivation and continued success.

In August 2013, the Company’s shareholders approved the Company’s 2012 Stock Option Plan, as amended (the “2012 Plan”), which provided for the issuance of a maximum of 1,372,630 shares of the Company’s Common Stock to be offered to the Company’s directors, officers, employees, and consultants. On November 3, 2016, subject to shareholder approval, the Company’s Board approved the 2016 Stock Incentive Plan, which is in addition to the 2012 Plan. As of November 4, 2016, 560,000 options, net of cancellations, to purchase shares of Common Stock were granted under the Plan. If the 2016 Stock Incentive Plan is approved by the Company’s Shareholders, then 4,812,630 options shall be available for future issuance under the 2012 Plan and the 2016 Stock Incentive Plan (collectively, the “Plans”). Because of the reduced availability of Common Stock and options for issuance under the Plan and the additional shares needed as incentive to the Company’s directors, officers, employees, and consultants, the Board believes that it needs the flexibility to issue additional shares of Common Stock and options.

The Company is requesting shareholder approval of the 2016 Stock Incentive Plan, which is included as Appendix A to this proxy statement. The 2016 Stock Incentive Plan will increase the number of shares that may be issued by 4,000,000 shares of Common Stock. The 2012 Plan, as adopted by the Company’s shareholders in August 2013, provides for the issuance of 1,372,630 shares of Common Stock. In aggregate, the Plans will make available 5,372,630 shares of Common Stock for issuance under the Plans. However, as described above, 560,000 options, net of cancellations, have already been issued under the Plan. Thus, 4,812,630 shares of Common Stock would be available to the Company for issuance under the Plans.

The purpose of the Plans is to advance the interests of the Company by providing to key employees of the Company and its affiliates, collectively referred to herein as Eligible Persons, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these individuals without this compensation. Options granted under the 2016 Stock Incentive Plan may qualify as incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Our Board believes the Company needs the flexibility both to have an ongoing reserve of Common Stock available for future equity-based awards, and to make future awards in a variety of forms.

Upon the approval of Proposal 3, the Board will be authorized to issue the 4,000,000 shares of Common Stock provided for in the 2016 Stock Incentive Plan in the form of stock options, stock appreciation rights, or SARs, restricted stock or units, unrestricted stock, deferred share units, and performance awards to participants in accordance with the terms of the 2016 Stock Incentive Plan. The Company has not yet determined the amount of any stock options, stock appreciation rights, or SARs, restricted stock or units, unrestricted stock, deferred share units, and performance awards to be offered to any officers, employees, non-officer directors or consultants under the 2016 Stock Incentive Plan.

The Compensation Committee will determine the amount and features of future equity-based awards to be awarded to participants. The Compensation Committee evaluates a number of criteria, including the service of each such participant to the Company, the present and potential contributions of such participant to the success of the Company, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the 2016 Stock Incentive Plan, including the recipient’s current stock holdings, position with the Company, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options, warrants and restricted stock on a subjective basis and such awards depend in each case on the performance of the officer, employee or consultant under consideration, and in the case of new hires, their potential performance.

Purpose of the Proposal; Need for Shareholder Approval

The purpose of Proposal 3 is to advance the interests of the Company and its subsidiary by providing to key employees of the Company and its subsidiary who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company and its subsidiary, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

The Board believes that the Company’s future success depends on its ability to maintain a competitive position in attracting, retaining, and motivating key executive officers, employees, non-officer directors and consultants through the use of incentive compensation. Shareholder approval of the 2016 Stock Incentive Plan enables the Company to satisfy stock exchange listing requirements, and to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to herein as the Code. Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers of the Company. The Company intends to cause the shares of Common Stock that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the SEC at the Company’s expense. Accordingly, shareholders are being asked to separately approve the adoption of the 2016 Stock Incentive Plan at the Annual Meeting.

The Board has already approved the 2016 Stock Incentive Plan and, assuming the approval of Proposal 3 at the Annual Meeting, the 2016 Stock Incentive Plan would be adopted and become effective as soon as practicable after the Annual Meeting. If Proposal 3 is approved, the 2016 Stock Incentive Plan will be implemented and maintained in accordance with applicable law.

Description of the 2016 Stock Incentive Plan

The following is a brief description of the material features of the 2016 Stock Incentive Plan. Such description is qualified in its entirety by reference to the full text of the 2016 Stock Incentive Plan, which is attached to this proxy statement as Appendix A.

Purpose

The purpose of the 2016 Stock Incentive Plan is to attract, retain and motivate select Eligible Persons, and to provide incentives and rewards for superior performance.

Shares Subject to the 2016 Stock Incentive Plan

The 2016 Stock Incentive Plan provides that no more than 4,000,000 shares of Common Stock may be issued pursuant to Awards under the 2016 Stock Incentive Plan. These shares shall be authorized but unissued shares, or shares that the Company otherwise holds in treasury or in trust. The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the 2016 Stock Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events. Shares of Common Stock that are subject to any Award that expires, or is forfeited, cancelled or otherwise terminated without the issuance of some or all of the shares that are subject to the Award will again be available for subsequent Awards unless such shares are used as payment in connection with any Award or used to satisfy tax obligations with respect to an Award.

Administration

Either the Company’s Compensation Committee of the Board or another committee appointed by the Company’s Board will administer the 2016 Stock Incentive Plan. The Compensation Committee of the Company’s Board and any other committee exercising discretion under the 2016 Stock Incentive Plan from time to time are referred to herein as the “Committee.” It is expected that the Compensation Committee of the Board will act as the Committee for purposes of the 2016 Stock Incentive Plan. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers) to make Awards to eligible persons who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers whom the Company has specifically authorized to make Awards). With respect to decisions involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are “outside directors” for purposes of that Code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.

Subject to the terms of the 2016 Stock Incentive Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of Common Stock, units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the 2016 Stock Incentive Plan and its administration, to interpret and construe the terms of the 2016 Stock Incentive Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the 2016 Stock Incentive Plan. Within the limits of the 2016 Stock Incentive Plan, the Committee may accelerate the vesting of any Award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them.

The 2016 Stock Incentive Plan provides that the Company will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the 2016 Stock Incentive Plan. The 2016 Stock Incentive Plan releases these individuals from liability for good faith actions associated with the 2016 Stock Incentive Plan’s administration.

Eligibility

The Committee may grant options that are intended to qualify as incentive stock options, or ISOs, only to employees of the Company or its affiliates, and may grant all other Awards to Eligible Persons. The 2016 Stock Incentive Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award.

Types of Awards

Options. Options granted under the 2016 Stock Incentive Plan provide Participants with the right to purchase shares of common stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, referred to herein as Non-ISOs. The 2016 Stock Incentive Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceeds $100,000 (based upon the fair market value of the shares of common stock on the option grant date).

Share Appreciation Rights (SARs). A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or shares of common stock equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the shares of common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (b) the number of shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs. The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of common stock subject to the Award (110% of fair market value for ISOs granted to employees who, on the grant date, own stock representing more than 10% of the combined voting power of all classes of stock of the Company).

Exercise of Options and SARs. To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of several forms (or combination of them), including: cash or check in U.S. dollars, certain shares of common stock, and cashless exercise under a program the Committee approves. The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, on the grant date, own more than 10% of the combined voting power of all classes of stock of the Company).

Subject to the terms of the agreement evidencing an option grant, options and SARs may be exercised during the six-month period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option). Each option or SAR that remains unexercisable at the time of termination shall be terminated at the time of termination. The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder. All SARs may be settled in cash or shares of the Company’s stock and shall be counted against the number of shares available for award under the 2016 Stock Incentive Plan only to the extent shares are issued upon settlement of the SARs.

Restricted Shares, Restricted Share Units, Unrestricted Shares, and Deferred Share Units. Under the 2016 Stock Incentive Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of common stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant’s interest is immediately vested. For restricted Awards, the 2016 Stock Incentive Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested. The 2016 Stock Incentive Plan provides for deferred share units in order to permit certain directors, consultants, members of a select group of management or highly compensated employees to defer their receipt of compensation payable in cash or shares of common stock (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares of common stock.

Whenever shares of common stock are delivered pursuant to these Awards, the Participant will be entitled to receive additional shares of common stock equal to the sum of (i) any stock dividends that the Company’s shareholders received between the grant date of the Award and issuance or release of the shares of common stock and (ii) a number of additional shares of common stock equal to the shares of common stock that the Participant could have purchased at Fair Market Value on the payment date of any cash dividends for shares of common stock if the Participant had received such cash dividends between its grant date and its settlement date.

Performance Awards. The 2016 Stock Incentive Plan authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may or may not designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, Performance

Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company or any affiliate. Performance Awards are payable in shares of common stock, cash or some combination of the two; subject to an individual Participant limit of, during any period of three calendar years, no more than ten percent (10%) of the total number of shares reserved for Awards under the 2016 Stock Incentive Plan as of the first day of such three-year period (or, for Performance Units to be settled in cash, U.S. $6,000,000). The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

With respect to Performance Compensation Awards, the 2016 Stock Incentive Plan requires that the Committee specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

Under the 2016 Stock Incentive Plan, the possible performance measures for Performance Compensation Awards include, but are not limited to: basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; return on equity, assets, capital, operating revenue or similar measure; economic value added; working capital; total shareholder return; and new product introductions or market share improvement; research; licensing; litigation; human resources; information services; strategic mergers or acquisitions; and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Forfeiture

Unless otherwise provided in an agreement granting an Award, the Company has the following recourse against a Participant who does not comply with certain employment-related covenants, either during or after employment: the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards, rescind any exercise, payment or delivery pursuant to the Award, or recapture any common stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of shares issued pursuant to the Award. Essentially the same recoupment rights are available to the Company with respect to Awards that are granted, vested, or settled during certain periods affected by a Participant’s fraud or misconduct, or a financial restatement.

Income Tax Withholding

As a condition for the issuance of shares pursuant to Awards, the 2016 Stock Incentive Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

Transferability

Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of Non-ISOs, Share-settled SARs, Restricted Shares, or Performance Shares to charitable institutions, certain family members or related trusts, or as otherwise approved by the Committee.

Term of the 2016 Stock Incentive Plan; Amendments or Termination

The term of the 2016 Stock Incentive Plan is ten years from the date of adoption by the Board. The Board may from time to time, amend, alter, suspend, discontinue or terminate the 2016 Stock Incentive Plan; provided that no amendment, suspension or termination of the 2016 Stock Incentive Plan shall materially and adversely affect Awards already granted. Furthermore, neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures. In addition, the Committee may not cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, the Committee may amend the 2016 Stock Incentive Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Tax Consequences

The following is a brief summary of certain tax consequences of certain transactions under the 2016 Stock Incentive Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

U.S. Federal Income Tax Consequences

Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For Participants, the expected U.S. federal income tax consequences of Awards are as follows:

Non-ISOs. A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of common stock issued to the Participant on the exercise date, over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of common stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes ordinary income gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights. A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of common stock that the Participant receives.

Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards. In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or Performance Awards, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of common stock that the Participant receives when the Award vests. The same tax consequences apply to Performance Awards.

Unrestricted Shares. A Participant will recognize income at the time of grant of unrestricted shares, in an amount equal to the excess of the market value of the unrestricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).

Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances.

Income Taxes and Deferred Compensation. The 2016 Stock Incentive Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that the Company will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. Nevertheless, the 2016 Stock Incentive Plan authorizes the Committee to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, with the Committee’s consent, in accordance with Section 409A.

General Tax Law Considerations. The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the 2016 Stock Incentive Plan and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent shareholders. Participants in the 2016 Stock Incentive Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying shares.

New Plan Benefits

The Committee will grant Awards under the 2016 Stock Incentive Plan at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the 2016 Stock Incentive Plan, other than to note that the Committee has not granted Awards that are contingent upon the approval of the 2016 Stock Incentive Plan.

Vote Required

Proposal 3, which provides for the issuance of 4,000,000 shares of the Company’s Common Stock under the 2016 Stock Incentive Plan will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” the 2016 Stock Incentive Plan.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the approval of the 2016 Stock Incentive Plan as described in this Proposal 3.

SECURITY OWNERSHIP

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date by (1) each of our current directors and nominees; (2) each of the named executive officers listed in the Summary Compensation Table located below in the section entitled “Executive Compensation”; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the Securities and Exchange Commission; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 6,775,971 shares of our common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities.  Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws. The table below is based upon information supplied by officers, directors and principal shareholders, Schedules 13D and 13G and Forms 3 and 4 filed with the Securities and Exchange Commission as of the Record Date.  Unless otherwise indicated below, the address of each beneficial owner listed below is c/o Digital Power Corporation, 48430 Lakeview Blvd, Fremont, California 94538.

Name and address of beneficial owner	Number of shares beneficially owned	Approximate percent of class
Philou Ventures, LLC P.O. Box 3587 Tustin, CA 92705	2,715,610 (1)	40.07%

Amos Kohn	424,749 (2)	6.27%

Uri Friedlander	5,000 (3)	*

Robert Smith, 5148 Felter Rd. San Jose, CA 95132	17,500 (4)	*

Moti Rosenberg, 1 Brosh Street Kfar Saba 4438240 Israel	2,500 (5)	*

Barry W. Blank, P.O. Box 32056, Phoenix, AZ 85064	419,900	6.20%

All directors and executive officers as a group	449,749 (6)	6.64%

*         Less than one percent.

(1)	Philou Ventures, LLC, a Wyoming limited liability company, is a private holding company managed by Kristine L. Ault. Ms. Ault retains sole voting and investment power on behalf of Philou Ventures.
(2)

Represents (a) options to purchase 385,000 shares of common stock that are currently exercisable or exercisable within 60 days of November 3, 2016 and (b) 39,749 shares of common stock held on behalf of Mr. Kohn by a brokerage firm.

(3)	Represents options to purchase 5,000 shares of common stock that are currently exercisable or exercisable within 60 days of November 3, 2016.
(4)	Represents options to purchase 17,500 shares of common stock that are currently exercisable or exercisable within 60 days of November 3, 2016.
(5)	Represents options to purchase 2,500 shares of common stock that are currently exercisable or exercisable within 60 days of November 3, 2016.
(6)	See Notes (2) – (5) above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC.  Executive officers, directors and 10% shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.  Based solely upon our review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2015, all such filing requirements applicable to our officers, directors and ten percent shareholders were fulfilled apart from Mr. Uri Friedlander who was late in filing his Form 3 in October 2015 reporting his appointment as an Officer in the Company and his Form 4 in October 2015 reporting a grant of 20,000 stock options in the Company.:

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities for the fiscal years ended December 31, 2015 and 2014 by our (i) Chief Executive Officer and (ii) executive officers, other than the Chief Executive Officer, whose salaries for the 2015 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	Other Compensation ($)(1)	Total ($)
Amos Kohn	2015	$215,118	-	-	$120,184	-	-	$43,677	$378,979
Chief Executive Officer (2)	2014	$202,458	-	-	$75,031	-	-	$44,603	$322,092
William Hultzman Former Vice President of Finance (3)	2015	$112,375	-	-	$11,855	-	-	$13,575	$137,805
	2014	$120,125			$16,894			$22,928	$159,947

(1) The amounts in “All Other Compensation” consist of health insurance benefits, long-term and short-term disability insurance benefits, and 401K match amounts. For Mr. Kohn, all other compensation also includes fees of approximately $ 11,000 in 2014, respectively, paid to Techlead, a company for which Mr. Kohn serves as director, to reimburse Techlead for expenses incurred in connection with manpower services provided by Techlead until April, 2014.

(2) Mr. Kohn became our President and Chief Executive Officer in 2008.  Prior to that date, he had served as a non-employee member of our Board since 2003.

(3) Mr. Hultzman became our Vice President of Finance and Principal Accounting Officer in late August, 2013 and resigned on August 21, 2015. Mr. Friedlander became our Vice President of Finance and Principal Accounting Officer on October 7, 2015.

(4) Represents the equity-based compensation expenses recorded in our consolidated financial statements for the year ended December 31, 2015, based upon the option’s fair value on the grant date, calculated in accordance with accounting guidance for equity-based compensation. For a discussion of the assumptions used in reaching this valuation, see Note 8 to our consolidated financial statements for the year ended December 31, 2015.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2015 to the Named Executive Officers.

Option Awards						Stock Awards
Name	Number of securities underlying un exercised options (#) exercisable	Number of securities underlying unexercised options (#) exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of units of stock that have not vested (#)	Equity income plan award: Number of unearned shares, units or other rights that have not vested (#)	Equity income plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Amos Kohn	10,000	-	-	$1.66	5/9/2017	-	-	-	-
	50,000	-	-	$1.79	8/11/2019	-	-	-	-
	75,000	-	-	$1.51	12/1/2020	-	-	-	-
	100,000	-	-	$1.6	9/12/2021	-	-	-	-
	75,000	225,000	-	$1.67	4/2/2024	-	-	-	-
Uri Friedlander	-	20,000	-	$0.65	7/10/2025	-	-	-	-

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2015 with respect to compensation plans under which our common shares are authorized for issuance, aggregated as follows:

●	All compensation plans previously approved by security holders; and
●	All compensation plans not previously approved by security holders.

EQUITY COMPENSATION PLAN INFORMATION

Name	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,288,500	$1.53	812,630

Employee Stock Ownership Plan

The Company had an Employee Stock Ownership Plan ("ESOP") until July 31, 2014 at which time it was entirely liquidated after a decision to terminate the plan as of July 31, 2013 was previously made. The ESOP provided for the Employee Stock Ownership Trust ("ESOT") to distribute the Company's common shares or cash equivalent as retirement benefits to the participants. As of July 31, 2014, the ESOT had distributed or paid the cash equivalent of all of the 167,504 shares previously held prior to plan termination.

Stock Option Plans

Our stock option plans currently consist of the Digital Power 2012 (as amended), 2002, 1998, and 1996 incentive share option plans (the “Incentive Share Option Plans”). All of the Incentive Share Option Plans have expired, except for the 2012 Stock Option Plan (as amended) which was approved by shareholders at the annual general meeting held on August 12, 2013. At such annual general meeting, shareholders approved the 2012 Stock Option Plan (as amended) which increased the number of shares authorized for issuance to 1,372,630 shares from the 410,145 shares originally authorized in December, 2012 under the preceding 2012 Stock Option Plan. Currently authorized for issuance under our Incentive Stock Option Plans are 812,630 shares of our common stock.

The purpose of the 2012 Stock Option Plan (as amended) is to encourage stock ownership by employees, officers, and directors by giving them a greater personal interest in the success of the business and by providing them an added incentive to advance in their employment or service to Digital Power. The 2012 Stock Option Plan (as amended) provides for the grant of either incentive or non-statutory stock options. The exercise price of any stock option granted under the 2012 Plan (as amended) may not be less than 100% of the fair market value of our common stock on the date of grant.

To the extent that an incentive stock option may be exercised in any given year for more than $100,000, the option will be deemed to be a non-statutory stock option. Generally, our stock option agreements permit cashless exercises where options are exercised and the underlying common stock is sold on the same day. Unless otherwise provided by the Board, an option granted under the 2012 Stock Option Plan (as amended) is exercisable for 10 years. The 2012 Stock Option Plan (as amended) is administered by the Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule and other terms of the options. The 2012 Stock Option Plan (as amended) may be amended, suspended, or terminated by the Board, but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed with us. In general, no option is transferable by the optionee other than by will or by the laws of descent and distribution.

As of December 31, 2015, options to purchase 1,146,000 shares of common stock were issued and outstanding under the Incentive Share Option Plans.

401(k) Plan

We have adopted a tax-qualified employee savings and retirement plan, or 401(k) plan, which generally covers all of our full-time employees. Pursuant to the 401(k) plan, eligible employees may make voluntary contributions to the plan up to a maximum of 5% of eligible compensation. The 401(k) plan permits, but does not require, matching contributions by Digital Power on behalf of plan participants. We match contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary.  We are also permitted under the plan to make discretionary contributions. The 401(k) plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by Digital Power when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

Employment Agreements

Employment Agreement with Amos Kohn

An employment agreement with Mr. Kohn expired on December 31, 2010. As of September 21, 2016, Mr. Kohn has not reached or signed a new employment agreement. Mr. Kohn continues to serve as our President and Chief Executive Officer.

In March 2014, the Compensation Committee resolved to grant Mr. Kohn 300,000 stock options under the 2012 Stock Option Plan. The options, which will have an exercise price equal to the closing price of our shares as of the close of business on April 1, 2014, vest over four years at 25% per year and expire 10 years from the date of grant.

Mr. Kohn continues to serve as our President and Chief Executive Officer.

Letter Agreement with William J. Hultzman

On August 15, 2013, we entered into a letter agreement with William J. Hultzman (the “Letter Agreement”), pursuant to which he became our Vice President of Finance (principal financial officer and principal accounting officer) on August 21, 2013. Mr. Hultzman replaced Amos Kohn, our President and Chief Executive Officer, who served as interim Chief Financial Officer since March, 2011.

The following is a brief description of the Letter Agreement with Mr. Hultzman:

Annual Compensation. Mr. Hultzman’s base salary will be $110,000, subject to a performance review after six months and an annual performance review thereafter. He will be eligible for potential salary increases and a bonus grant subject to our yearly practice and his performance.

Equity Award. Subject to Compensation Committee and Board of Director approval, Mr. Hultzman will be granted an option to purchase 25,000 shares of our common stock at the closing price at the date of the grant.

Benefits. Mr. Hultzman is eligible to participate in the Company’s 401(k) pension plan and will receive other customary employee benefits.

In March, 2014, the Compensation Committee resolved to grant Mr. Hultzman 100,000 stock options under the 2012 Stock Option Plan. The options, which will have an exercise price equal to the closing price of our shares as of the close of business on April 1, 2014, vest over four years at 25% per year and expire 10 years from the date of grant.

In August 2015 Mr. Hultzman resigned from the Company.

Mr. Friedlander Compensation

On October 7, 2015 the Compensation Committee agree to pay Mr. Friedlander an annual payment of $58,000 (which includes compensation and business expenses and travel) and granted him 20,000 stock options under the 2012 Stock Option Plan. The options, which will have an exercise price equal to the closing price of the Company’s shares on the close of business on October 7, 2015, vest over a four year period at 25% per year and expire 10 years from the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Telkoor Power Supplies Ltd.

In the years ended December 31, 2015 and 2014, we purchased approximately $594,000 and $868,000, respectively, of products from Telkoor Power Supplies, Ltd., a wholly-owned subsidiary of the Seller ("TPS"), of which Ben-Zion Diamant is the Chief Executive Officer and its controlling shareholder.  We had no written agreement for the purchase of these products, other than purchase orders that are placed in the ordinary course of business when the products are needed. In January 2016, the Seller sold its commercial intellectual property to Advice Electronics Ltd. As a result, of that date no further orders have been placed with the Seller.

Purchase of IP by Digital Power Limited (“DPL”) from Telkoor Power Supplies (“TPS”)

On August 25, 2010, we and our wholly-owned subsidiary, DPL, entered into an agreement with TPS.  Pursuant to such agreement, (1) TPS sold, assigned and conveyed to DPL all of its rights, title and interest in and to the intellectual property associated with the Compact Peripheral Component Interface 600 W AC/DC power supply series (the “Assets”) and (2) DPL granted to TPS an irrevocable license to sell the Assets in Israel on an exclusive basis. In consideration for the purchase of the Assets, DPL has paid TPS $480,000. The consideration for the license provided to TPS to sell the Assets in Israel is a royalty fee of 15% of TPS's direct production costs of sales, due on a quarterly basis. In accordance with the agreement, the consideration for the IP may be reduced over a four-year period in the event annual sales for each year between 2011 and 2014 are less than a fixed threshold of units on an annual basis based upon an offset value per unit as described in the agreement. If there is a shortfall in sale of units in one annual period and in the subsequent period we sell more than the fixed unit threshold, this difference will be offset from any reduced consideration in any annual periods between 2011 and 2014. As a result of lower than anticipated sales by our DPL subsidiary of the Compact Peripheral Component Interface 600W AC/DC power supply series (CPCI 600W) through 2013, we amended our agreement with the Seller (effective January 1, 2014 for the duration of the original agreement or until the shortfall of CPCI 600W product sales will be offset) to include additional products in addition to the original CPCI 600W product. As of December 31, 2015, the shortfall of sales of CPCI 600W products is greater than the outstanding royalties due. In January 2016, the Seller sold its assets, including TPS, to Advice Electronics Ltd. Following this asset sale, the IP agreement between the Company and the Seller was terminated.

Acquisition of Shares of Telkoor

On June 16, 2011 we acquired 1,136,666 shares of the Seller which was listed on the Tel Aviv Stock Exchange, for $0.88 (NIS 3) per share, which represented 8.8% of the outstanding shares of Telkoor. As a result of this transaction, an existing manufacturing agreement between us and the Seller was updated and extended. Until September 30, 2012 the investment was accounted for as an available-for-sale investment and then reclassified the accounting of the investment at cost less accumulated impairments derived from independent appraisals or available market valuations. As of December 31, 2015 the shares represented 8.4% of the outstanding shares of the Seller which have since de-listed from the Tel Aviv Stock Exchange. Pursuant to the Rescission Agreement, the Seller will repurchase 1,136,666 shares of Company Common Stock in Seller beneficially owned by the Company at their book value in Digital Power Corporation's financial statements as of June 30, 2016.

Manufacturing Agreements with Telkoor and Advice Electronics Ltd.

On December 31, 2012, we entered into a Manufacturing Rights Agreement (the "Manufacturing Agreement") with the Seller, pursuant to which among other things, the Seller granted us the non-exclusive right to directly place purchase orders for certain products from third party manufacturers for the purpose of marketing, selling and distributing the products for telecom, industrial, medical and military market segments in North and South America in consideration for the payment of royalty fees by us to the Seller. The royalty fees paid by us to the Seller under the Manufacturing Agreement are between 5% and 25%, depending on the product. We incurred $44,000 in Seller royalty expense in 2013. The Manufacturing Agreement has a term of five years from the date of signature. During the agreement, the Seller agreed not to directly or indirectly participate or engage, or assist any other party in engaging or preparing to engage, our customers in North and South America in connection with the sale or distribution of any of the products under the Manufacturing Agreement.

In January 2016, the Seller sold all its commercial IP to Advice Electronics Ltd. ("Advice”), an Israeli company. As part of the agreement with Advice, we entered into a new agreement with Advice, according to which our manufacturing rights for certain Seller products will be granted to us through August 2017 against royalty payments to Advice, after which we will be entitled to distribute the products under DPC branding until December 2020.

PROPOSALS OF SHAREHOLDERS

If any shareholder intends to submit a proposal to be considered for inclusion in our proxy materials in connection with our 2017 Annual Meeting of Shareholders, the proposal must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, and must be delivered to Digital Power no later than August 30, 2017. Such proposals should be delivered to Digital Power Corporation, 48430 Lakeview Blvd, Fremont, CA 94538, Attention: Corporate Secretary.

Shareholder proposals to be submitted for consideration at our 2017 Annual Meeting but not submitted for inclusion in our proxy materials for that meeting, including shareholder nominations for candidates for election as directors, must be timely received by our Corporate Secretary.  To be timely, a shareholder’s notice of the proposal must be delivered or mailed and received at the principal executive offices of the Company not less than 40 days and not more than 60 days prior to the annual meeting; provided, however, that, in the event that less than 50 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received at the principal executive offices of the Company no later than the close of business on tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.  A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (3) the class and number of the shares of the Company which are beneficially owned by the shareholder, and (4) any material interest of the shareholder in such business.

ANNUAL REPORT TO SHAREHOLDERS

The Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including audited financial statements, was sent or given to the shareholders concurrently with this Proxy Statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.  The Form10-K and all other periodic filings made with the Securities and Exchange Commission are available on our website at www.digipwr.com.

OTHER BUSINESS

The Board is not aware of any other matters to be presented at the annual meeting. If any other matter should properly come before the annual meeting, the persons appointed as proxy holders intend to vote the shares represented in accordance with the recommendations of the Board.

By Order of the Board of Directors

/s/ Amos Kohn
Amos Kohn
President and Chief Executive Officer

November 16, 2016

 Annex A

Digital Power Corporation 2016 Stock Incentive Plan

ARTICLE I
General

1.1	General

The Digital Power, Corp., 2016 Stock Incentive Plan (the “Plan”) is designed to provide incentive compensation to certain selected individuals deemed by the Board, or its designee, to be critical to the business of Digital Power, Corp. (the “Company”), and its affiliates. Capitalized terms used herein shall have the meanings given in Article III below.

1.2	Administration

(a)     Administration by Committee; Constitution of Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Board”) or such other committee or subcommittee as the Board may designate (the “Committee”). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. It is intended, but not required, that at all times the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, provided that the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. A “Qualified Member” is both a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

(b)     Committee’s Authority. The Committee shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any Award Agreement issued under the Plan, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) amend the Plan to reflect changes in applicable law.

(c)     Committee Action; Delegation. Except as otherwise required by applicable law, actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Notwithstanding the foregoing or any other provision of the Plan, the Committee (or the Board acting instead of the Committee), may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive Awards pursuant to the terms of the Plan, who will receive Awards under the Plan and the size of each such Award, to the fullest extent permitted by California General Corporation Law, provided that the Committee shall itself grant Awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of Section 16 of the 1934 Act or whose Awards could reasonably be expected to be subject to the deduction limitations of Section 162(m) of the Code.

(d)     Determinations Final. The determination of the Committee on all matters relating to the Plan or any Award under the Plan shall be final, binding and conclusive.

(e)     Limit on Committee Members’ Liability. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Annex A

1.3	Persons Eligible for Awards

The persons eligible to receive Awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional or administrative employees of, and consultants to, the Company as the Committee in its sole discretion shall select.

1.3	Types of Awards Under Plan

The Awards available for grant hereunder shall be those described in Article II below.

1.5	Shares Available for Awards; Adjustments to Awards

(a)     Aggregate Number Available; Certificate Legends. Subject to adjustment as provided under subparagraph (d)(1) below, the total number of shares of common stock of the Company (“Company Stock”) with respect to which Awards may be granted pursuant to the Plan shall not exceed 4,000,000 in the aggregate. Shares issued pursuant to the Plan may be authorized but unissued Company Stock, authorized and issued Company Stock held in the Company’s treasury or Company Stock acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(b)     Limits. Except as otherwise provided specifically herein, no provision of this Plan shall be deemed to limit the number or value of shares otherwise available for Awards under the Plan. Subject to adjustment as provided in subparagraph (d) below, the total number of shares of Company Stock which may be subject to one or more options or stock appreciation rights granted to any one employee of the Company or a subsidiary during any one calendar year shall not exceed 1,000,000 shares. Stock options and stock appreciation rights granted and subsequently canceled or deemed to be canceled in a calendar year shall count against this limit even after their cancellation.

(c)     Certain Shares to Become Available Again. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Company Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, shares of Company Stock that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares of Company Stock exchanged by a Participant or withheld by the Company or any subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised. In addition, (i) to the extent an Award is paid or settled in cash, the number of shares of Company Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Shares of Company Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Company Stock available for Awards under the Plan.

(d)     Adjustments to Available Shares and Existing Awards Upon Changes in Company Stock or Certain Other Events. In the event that any special or extraordinary dividend or other extraordinary distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Committee shall adjust, as it deems necessary or appropriate, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property, including cash, issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the limitations set forth in Section 1.5(a); provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Award or the exercise price of any option or stock appreciation right.

Annex A

ARTICLE II

Awards Under the Plan

2.1	Agreements Evidencing Awards

Each Award granted under the Plan shall be evidenced by a written agreement (an “Award Agreement”), which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2	Stock Options

(a)     General. The Committee may issue Awards in the form of options to acquire Company Stock (“Options”), which may be in the form of Non-Qualified Options or Incentive Stock Options hereunder.

(b)     Exercise Price. Each Award Agreement with respect to an Option shall set forth the amount per share (the “Option Exercise Price”) payable by the Participant to the Company upon exercise of the Option. The Option Exercise Price shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant. Other than with respect to an adjustment described in Section 1.5(d), in no event shall the Option Exercise Price be reduced following the grant of an Option, nor shall an Option be cancelled in exchange for a replacement Option with a lower exercise price or in exchange for another type of Award or cash payment without shareholder approval.

(c)     Exercisability. Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Award Agreement. At the time of grant of an Option, the Committee may impose such restrictions or conditions to the exercisability of the Option as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. Subject to Section 2.2(d) hereof, the Committee shall determine and set forth in the applicable Award Agreement the expiration date of each Option, which shall be no later than the tenth anniversary of the date of grant of the Option.

(d)     Exercise. An Option shall be exercised by delivering the form of notice of exercise provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier’s check or wire transfer; (B) in shares of Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize; provided, however, that in the case of a Participant who is subject to Section 16 of the 1934 Act, the method of making such payment shall be in compliance with applicable law. Except as authorized by the Committee, any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

(e)     Special Rules for Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and its affiliates, in accordance with the provisions of Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 2.2(d), Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

Annex A

(f)     Termination of Services In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate for any reason other than (i) Cause, (ii) death or (iii) disability or retirement, each Option granted to such Participant, to the extent that it is exercisable at the time of such termination, shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable for the 90 day period following such termination, but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of such a termination shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the death, disability or retirement of the Participant (in the case of disability or retirement as determined by the Committee), each Option granted to such Participant that is outstanding and vested as of the date of such termination shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable by the Participant (or such Participant’s legal representatives, heirs or legatees) for the one year period following such termination, but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of a termination due to death, disability or retirement shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event of the termination of a Participant’s employment for Cause, each outstanding Option granted to such Participant shall terminate at the commencement of business on the date of such termination.

2.3	Stock Appreciation Rights

(a)     General. The Committee may issue Awards in the form the right to receive, on exercise, an amount equal to the increase, if any, in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise, as further describe below (a “Stock Appreciation Right”).

(b)     Stock Appreciation Right Grants in Connection with Options. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or, with respect to a Nonqualified Stock Option, at any time thereafter during the term of the Option, or may be granted unrelated to an Option. At the time of grant of a Stock Appreciation Right, the Committee may impose such restrictions or conditions to the exercisability of the Stock Appreciation Right as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The term of a Stock Appreciation Right granted without relationship to an Option shall not exceed ten years from the date of grant. In addition, the exercise price of a Stock Appreciation Right shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant.

(c)     Surrender of Option upon Exercise of Related Stock Appreciation Right. A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 2.3(e). Such Option will, to the extent surrendered, then cease to be exercisable.

(d)     Relationship Between Stock Appreciation Right and Related Option. Subject to Section 2.3(i) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable. All Stock Appreciation Rights shall be non-transferable (except to the extent that such related Option may be transferable), except by will or the laws of descent and distribution or except as otherwise determined by the Committee for estate planning purposes.

(e)     Payment. Upon the exercise of a Stock Appreciation Right whether related or unrelated to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i) the excess of the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right over the exercise price of the Stock Appreciation Right, by

(ii) the number of shares as to which such Stock Appreciation Right is exercised.

Annex A

(f)     Limit on Payment. Notwithstanding subsection (e) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted in the applicable Award Agreement.

(g)     Form of Payment. Payment of the amount determined under subsection (e) above may be made solely in whole shares of Company Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that payment will be made in shares of Company Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

(h)     Adjustment or Replacement. Other than with respect to an adjustment described in Section 1.5(d), in no event shall the exercise price with respect to a Stock Appreciation Right be reduced following the grant of a Stock Appreciation Right, nor shall a Stock Appreciation Right be cancelled in exchange for a replacement Stock Appreciation Right with a lower exercise price or in exchange for another type of Award or cash payment without shareholder approval.

(i)     Termination of Services. In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate for any reason other than (i) Cause, (ii) death or (iii) disability or retirement, each Stock Appreciation Right granted to such Participant, to the extent that it is exercisable at the time of such termination, shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable for the 90 day period following such termination, but in no event following the expiration of its term. Any Stock Appreciation Right that is not exercisable as of the date of such a termination shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the death, disability or retirement of the Participant (in the case of disability or retirement as determined by the Committee), each Stock Appreciation Right granted to such Participant that is outstanding and vested as of the date of such termination shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable by the Participant (or such Participant’s legal representatives, heirs or legatees) for the one year period following such termination, but in no event following the expiration of its term. Each Stock Appreciation Right that remains unexercisable as of the date of a termination due to death, disability or retirement shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event of the termination of a Participant’s employment for Cause, each outstanding Stock Appreciation Right granted to such Participant shall terminate at the commencement of business on the date of such termination.

2.4	Restricted Stock

(a)     General. The Committee may issue Awards consisting of shares of Company Stock issued subject to restrictions as described below (“Restricted Stock”).

(b)     Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(c)     Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock are satisfied, and subject to Section 2.4(i), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 2.4(e) shall lapse.

(d)     Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The Committee may also provide that the vesting or forfeiture of shares of Restricted Stock may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Restricted Stock in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.

Annex A

(e)     Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, such Restricted Stock may not be transferred, assigned or otherwise disposed of, and no transfer of a Participant’s rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such shares, and all of the rights related thereto, shall be forfeited by the Participant.

(f)     Dividends on Restricted Stock. The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(g)     Issuance of Certificates. The Committee may, upon such terms and conditions as it determines, provide that (1) a certificate or certificates representing the shares underlying a Restricted Stock Award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, (2) such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited or (3) the Participant’s ownership of the Restricted Stock shall be registered by the Company in book entry form.

(h)     Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 2.4(e) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.

(i)     Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Award Agreement, and subject to the Committee’s authority under Section 1.2 hereof, upon the termination of a Participant’s employment (or upon cessation of such Participant’s services to the Company) for any reason, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

2.5	Stock Units

(a)     General. The Committee may issue Awards in the form of rights to receive, at a future time, an amount equal to the Fair Market Value of a share of Company Stock (a “Stock Unit”).

(b)     Vesting Date. At the time of the grant of Stock Units, the Committee shall establish a vesting date or vesting dates with respect to such Stock Units. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of the Stock Units imposed pursuant to Section 2.5(c) are satisfied, and subject to Section 2.5(d), upon the occurrence of the vesting date with respect to the Stock Units, such units shall vest.

(c)     Benefit Upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of Stock Units, the Participant shall be paid, within 30 days of the date on which such units vest, an amount, in cash and/or shares of Company Stock, as determined by the Committee. In the case of Awards denominated in shares of Company Stock, the amount per Stock Unit shall be equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such Stock Units vest and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the Stock Units were granted and terminating on the date on which such units vest. In the case of Awards denominated in cash, the amount per Stock Unit shall be equal to the cash value of the Stock Unit on the date on which such Stock Units vest.

Annex A

(d)     Conditions to Vesting. At the time of the grant of Stock Units, the Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria.

(e)     Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Award Agreement, and subject to the Committee’s authority under to Section 1.2 hereof, Stock Units that have not vested, together with any dividend equivalents deemed to have been credited with respect to such unvested units, shall be forfeited upon the Participant’s termination of employment (or upon cessation of such Participant’s services to the Company) for any reason.

2.6	Stock Bonuses

(a)     General. The Committee may issue Awards in the form Company Stock issued as bonus compensation (a “Stock Bonus”).

(b)     Issuance. In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

2.7	Other Awards

Other forms of Award (“Other Awards”), valued in whole or in part by reference to, or otherwise based on, Company Stock, including, but not limited to, dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards, or the manner in which such Other Awards shall be settled (e.g., in shares of Company Stock or cash), or the conditions to the vesting and/or payment or settlement of such Other Awards (which may include, but not be limited to, achievement of performance goals based on one or more Business Criteria) and all other terms and conditions of such Other Awards.

2.8	Transferability Of Options

Except as otherwise provided in an applicable award agreement evidencing an option, during the lifetime of a participant of the Plan (“Participant”), each option granted to a Participant shall be exercisable only by the Participant and no option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable award agreement evidencing an option (other than an Incentive Stock Option to the extent inconsistent with the requirements of section 422 of the Code applicable to Incentive Stock Options), permit a Participant to transfer all or some of the options to (A) the Participant’s spouse, children or grandchildren (“immediate family members”), (B) a trust or trusts for the exclusive benefit of such immediate family members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. Notwithstanding the foregoing, a Non-Qualified Stock Option shall be transferable pursuant to a “domestic relations order” as defined in the Code or Title I of the Employment Retirement Income Security Act of 1974, as amended, or related applicable regulations.

2.9	Clawback

Notwithstanding any provisions in this Plan or any award agreement to the contrary, any compensation, payments, or benefits provided hereunder (or profits realized from the sale of Common Stock relating to awards granted hereunder), whether in the form of cash or otherwise, shall be subject to a clawback to the extent necessary to comply with the requirements of any applicable law, including but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder.

Annex A

ARTICLE III

DEFINITIONS

3.1	“1934 Act” is defined in Section 1.2(a).

3.2	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Stock Bonus or Other Award granted pursuant to the terms of the Plan

3.3	“Award Agreement” is defined in Section 2.1.

3.4	“Board” is defined in Section 1.2(a).

3.5           “Business Criteria” shall mean (1) return on total shareholder equity; (2) earnings or book value per share of Company Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); (5) inventory goals; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations; (10) levels of expense, costs or liabilities; (11) unit level performance; (12) operating profit; (13) sales or revenues; (14) stock price appreciation; (15) total shareholder return; (16) implementation or completion of critical projects or processes; or (17) any combination of the foregoing. Where applicable, Business Criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, an Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Business Criteria may be subject to a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the Business Criteria shall be determined, where applicable and except as otherwise provided by the Committee, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Business Criteria in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

3.6	“Cause” shall mean:

(i)

to the extent that there is an employment, severance or other agreement governing the relationship between the Participant and the Company, which agreement contains a definition of “cause,” Cause shall have the meaning as defined therein; and otherwise,

(ii)	the Participant’s termination of employment or services by the Company on account of any one or more of the following:

(A)

the Participant’s willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from Participant’s incapacity due to physical or mental illness or other reasons beyond the control of Participant), and which failure or refusal results in demonstrable direct and material injury to the Company;

Annex A

(B)

any willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, “Fraud”), that results in demonstrable direct and material injury to the Company; and

(C)	conviction of (or a plea of nolo contendere to) an offense that is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud.

For purposes of determining whether Cause exists, no act, or failure to act, on a Participant’s part shall be deemed “willful” or “intentional” unless done, or omitted to be done, by such Participant in bad faith, and without reasonable belief that his or her action or omission was in the best interests of the Company.

Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause for purposes of the Plan or any award hereunder shall be made by the Committee in its discretion. If, subsequent to a Participant’s voluntary termination or involuntary termination without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, the Committee may deem such Participant’s employment to have been terminated for Cause. A Participant’s termination for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

3.7	“Code” is defined in Section 1.2(a).

3.8	“Committee” is defined in Section 1.2(a).

3.9	“Company” is defined in Section 1.1.

3.10	“Company Stock” is defined in Section 1.5(a).

3.11         “Fair Market Value” shall be the closing price on the New York Stock Exchange, American Stock Exchange or NASDAQ (whichever is applicable) as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Company Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Company Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Company Stock on any day shall be determined by such methods or procedures as shall be established from time to time by the Committee; provided that any such determination shall comply with regulations promulgated under Section 409A of the Code

3.12         “Incentive Stock Option” means an Option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable award agreement. Any option that is not specifically designated as an Incentive Stock Option shall under no circumstances be considered an Incentive Stock Option.

3.13	“Non-Qualified Option” means an Option that is not an Incentive Stock Option.

3.14	“Option” is defined in Section 2.2(a).

3.15	“Other Award” is defined in Section 2.7.

Annex A

3.16	“Plan” is defined in Section 1.1.

3.17	“Plan Action” is defined in Section 4.2(a).

3.18	“Qualified Member” is defined in Section 1.2(a).

3.19	“Restricted Stock” is defined in Section 2.4(a).

3.20	“Rule 16b-3” is defined in Section 1.2(a).

3.21	“Stock Appreciation Right” is defined in Section 2.3(a).

3.22	“Stock Bonus” is defined in Section 2.6(a).

3.23	“Stock Unit” is defined in Section 2.5(a).

ARTICLE IV
Miscellaneous

4.1	Amendment of the Plan; Modification of awards

(a)     Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the Participant (or, upon the Participant’s death, the person having the right to exercise the award). For purposes of this Section 4.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any Participant. The Board shall determine, in its sole discretion, whether to submit any amendment of the Plan to shareholders for approval; in making such determination it is expected that the Board will take into account the requirements of any exchange on which the Company Stock is listed, the prerequisites for favorable tax treatment to the Company and Participants of awards made under the Plan, and such other considerations as the Board deems relevant.

(b)     Modification of Awards. The Committee may cancel any award under the Plan. The Committee also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iii) waive or amend any applicable provision of the Plan or Award Agreement with respect to the termination of the award upon termination of employment or services, provided however, that no such amendment may lower the exercise price of an outstanding option. However, any such cancellation or amendment (other than an amendment pursuant to paragraph 1.5(d)) that materially impairs the rights or materially increases the obligations of a Participant under an outstanding award shall be made only with the consent of the Participant (or, upon the Participant’s death, the person having the right to exercise the award). Any modification of an award in a manner that would cause the award to be subject to tax under Section 409A of the Code shall be deemed null and void.

Annex A

4.2	Consent Requirement

(a)     No Plan Action without Required Consent. If the Committee shall at any time determine that any consent is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or exercise of other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken or permitted, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

(b)     Consent Defined. The term “consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

4.3	Non-assignability

Except as expressly provided herein or by the terms of an Award Agreement: (a) no award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the Participant only by the Participant or the Participant’s legal representative.

4.4	Requirement of Notification of Election Under Section 83(b) of the Code

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b) of the Code), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

4.5	Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

Each Participant of an Incentive Stock Option shall notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

4.6	Withholding Taxes

(a)     With Respect to Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

(b)     With Respect to Delivery of Company Stock. Whenever shares of Company Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which approval shall be at the Committee’s sole discretion, the Participant may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

Annex A

4.7	Limitations Imposed by Section 162(m)

Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may delay the exercise or payment, as the case may be, in respect of such options until 30 days following the earlier to occur of (A) the Participant’s termination of employment and (B) the Company’s reasonable determination that the Company’s federal tax deduction in respect of the award will not be limited by reason of section 162(m). In the event that a Participant exercises an option at a time when the Participant is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

4.8	Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall confer upon any Participant the right to continue employment with the Company or affect any right that the Company may have to terminate such employment.

4.9	Nature of Payments

(a)     Consideration for Services Performed. Any and all grants of awards and issuances of shares of Company Stock under the Plan shall be in consideration of services performed for the Company by the Participant.

(b)     Not Taken into Account for Benefits. All such grants and issuances shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically otherwise provides.

4.10	Non-Uniform Determinations

The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan and (b) the terms and provisions of awards under the Plan.

4.11	Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

4.12	Section 409A

Notwithstanding anything to the contrary contained in the Plan, the Plan is intended to comply with Section 409A of the Code, and the provisions of the Plan shall be interpreted and construed such that the grants, awards, payments and benefits provided are either not subject to Section 409A of the Code or are in compliance with Section 409A of the Code.

Annex A

4.13	Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

4.14	Effective Date and Term of Plan

(a)     Adoption; Shareholder Approval. The Plan was adopted by the Board on November 3, 2016, subject to approval by the Company’s shareholders. All awards under the Plan prior to such shareholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

(b)     Termination of Plan. Unless sooner terminated by the Board or pursuant to paragraph (a) above, the provisions of the Plan respecting the grant of any award pursuant to which shares of Company Stock will be granted shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no such awards shall thereafter be made under the Plan. All awards made under the Plan prior to the its termination of shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

4.15	Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Company Stock to be issued pursuant to awards granted under the Plan unless such shares of Company Stock are fully paid and non-assessable, within the meaning of California law.

4.16	Governing Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

Digital Power
Flexible Power Solutions

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December, 28, 2016.

Vote by Internet

- Go to **www.envisionreports.com/DPW**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 ______ Amos Kohn*	☐	☐	02 ______ Robert Smith*	☐	☐	03 ______ Moti Rosenberg*	☐	☐
04 ______ Kristine Ault*	☐	☐	05 ______ William Horne*	☐	☐			

* To be elected as directors to serve until the next annual meeting and until their respective successors are elected and qualified.

NOTE: If you wish to use cumulative voting, you MUST vote your proxy by mail.

To cumulate votes as to a particular nominee or nominees as explained in the Proxy Statement, check the box to the right and then indicate the number of votes to be given to such nominee(s) next to his or her name. ☐

	For	Against	Abstain
2. To hold an advisory vote on executive compensation as disclosed in the proxy statement;	☐	☐	☐
3. To adopt the Digital Power Corporation 2016 Stock Incentive Plan.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X

02GM2E

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — DIGITAL POWER CORPORATION

+

48430 Lakeview Blvd
Fremont, CA 94538
(510) 657-2635

The undersigned hereby appoints Amos Kohn and Robert Smith, or any one of them, as proxy, with full power to appoint substitutes, and hereby authorizes Messrs. Kohn and Smith, or any one of them, to represent and to vote as designated below, all the shares of common stock of Digital Power Corporation held of record by the undersigned as of November 8, 2016, at the 2016 Annual Meeting of Shareholders to be held at the Company's headquarters located at 48430 Lakeview Blvd, Fremont, CA 94538, at 10:00 a.m. Pacific Time, on December 28, 2016, and any adjournments or postponements thereof, and hereby ratifies all that said proxies may do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED (AND THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO CUMULATE VOTES AMONG NOMINEES) IN PROPOSAL ONE AND FOR PROPOSALS TWO AND THREE.

THE PROXY HOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. **(IF YOU VOTE BY INTERNET, PLEASE DO NOT MAILBACK THIS PROXY CARD).**

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

C Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. +

Digital Power
Flexible Power Solutions

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

+

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 _______ Amos Kohn*	☐	☐	02 _______ Robert Smith*	☐	☐	03 _______ Moti Rosenberg*	☐	☐
04 _______ Kristine Ault*	☐	☐	05 _______ William Horne*	☐	☐			

* To be elected as directors to serve until the next annual meeting and until their respective successors are elected and qualified.

NOTE: If you wish to use cumulative voting, you MUST vote your proxy by mail.

To cumulate votes as to a particular nominee or nominees as explained in the Proxy Statement, check the box to the right and then indicate the number of votes to be given to such nominee(s) next to his or her name. ☐

	For	Against	Abstain
2. To hold an advisory vote on executive compensation as disclosed in the proxy statement;	☐	☐	☐
3. To adopt the Digital Power Corporation 2016 Stock Incentive Plan.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

02GM3E

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — DIGITAL POWER CORPORATION

48430 Lakeview Blvd
Fremont, CA 94538
(510) 657-2635

The undersigned hereby appoints Amos Kohn and Robert Smith, or any one of them, as proxy, with full power to appoint substitutes, and hereby authorizes Messrs. Kohn and Smith, or any one of them, to represent and to vote as designated below, all the shares of common stock of Digital Power Corporation held of record by the undersigned as of November 8, 2016, at the 2016 Annual Meeting of Shareholders to be held at the Company's headquarters located at 48430 Lakeview Blvd, Fremont, CA 94538, at 10:00 a.m. Pacific Time, on December 28, 2016, and any adjournments or postponements thereof, and hereby ratifies all that said proxies may do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED (AND THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO CUMULATE VOTES AMONG NOMINEES) IN PROPOSAL ONE AND FOR PROPOSALS TWO AND THREE.

THE PROXY HOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Digital Power
Flexible Power Solutions

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet

- Go to **www.envisionreports.com/DPW**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Shareholder Meeting Notice & Admission Ticket

Important Notice Regarding the Availability of Proxy Materials for the Digital Power Corporation Meeting to be Held on December 28, 2016

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Form 10-K to shareholders are available at:

www.envisionreports.com/DPW

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/DPW** to view the materials.

Step 2: Click on **Cast Your Vote or Request Materials**.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before December 16, 2016 to facilitate timely delivery.

02GQLB

Shareholder Meeting Notice & Admission Ticket

Digital Power Corporation's Annual Meeting of Shareholders will be held on December 28, 2016 at 48430 Lakeview Blvd, Fremont CA, at 10:00 a.m. Pacific Time.

Only Shareholders of record as of November 8, 2016 are entitled to vote.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/DPW**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials Digital Power Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by December 16, 2016.

02GQLB